iShares®

iShares Trust

Supplement dated January 24, 2014

to the Summary Prospectuses, Prospectuses

and Statement of Additional Information,

each dated December 1, 2013 for the

iShares MSCI ACWI ex U.S. Consumer Discretionary ETF (AXDI),

iShares MSCI ACWI ex U.S. Consumer Staples ETF (AXSL),

iShares MSCI ACWI ex U.S. Energy ETF (AXEN),

iShares MSCI ACWI ex U.S. Financials ETF (AXFN),

iShares MSCI ACWI ex U.S. Healthcare ETF (AXHE),

iShares MSCI ACWI ex U.S. Industrials ETF (AXID),

iShares MSCI ACWI ex U.S. Information Technology ETF (AXIT),

iShares MSCI ACWI ex U.S. Materials ETF (AXMT),

iShares MSCI ACWI ex U.S. Telecommunication Services ETF (AXTE) and

iShares MSCI ACWI ex U.S. Utilities ETF (AXUT)

(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates the information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and Statement of Additional Information for each Fund.

On December 4-5, 2013, the Board of Trustees of iShares Trust unanimously voted to close and liquidate the Funds. After the close of business on March 25, 2014 the Funds will no longer accept creation orders. Trading in the Funds will be halted prior to market open on March 26, 2014. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about April 1, 2014.

Beginning when each Fund commences liquidation of its portfolio, the Fund may hold cash and securities that may not be consistent with the Fund’s investment objective and strategy. Furthermore, during the time between market open on March 26, 2014 and April 1, 2014, because shares will not be traded on the NYSE Arca (or NASDAQ for iShares MSCI ACWI ex U.S. Financials ETF), we cannot assure you that there will be a market for your shares.

Shareholders may sell their holdings of the Fund on NYSE Arca or NASDAQ, as applicable, until the market close on March 25, 2014, and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Funds is complete, shares of the Funds will be individually redeemed. If you still hold shares as of April 1, 2014, each Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally will recognize a capital gain or loss on the redemptions. The Funds may or may not, depending upon each Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock, Inc. or its affiliates.
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